UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2009

Xenonics Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	001-32469	84-1433854
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3186 Lionshead Avenue, Carlsbad, California	92010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 477-8900

2236 Rutherford Road Carlsbad, CA 92008
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 13, 2009, Xenonics Holdings, Inc. issued a press release setting forth its results of operations for the quarter ended December 31, 2008. A copy of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Xenonics Holdings, Inc. under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 — Xenonics Holdings, Inc. Press Release dated February 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.

February 13, 2009	By:	/s/ Richard S. Kay
Name: Richard S. Kay
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Xenonics Holdings, Inc. Press Release dated February 13, 2009.